                                   EXHIBIT 17
                               Powers of Attorney

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark L. Lipson, Agnes Mullady and Lisa Hurley, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N1-A applicable to the Northstar Advantage Trust, the Northstar Advantage Special Fund, the Northstar Advantage Strategic Income Fund, the Northstar Advantage Income Fund, the Northstar Advantage High Yield Fund, the Northstar Advantage Government Securities Fund, and the Northstar Advantage Growth Fund and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


                            /s/ David W.C. Putnam
                          ----------------------------
                                David W.C. Putnam

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark L. Lipson, Agnes Mullady and Lisa Hurley, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N1-A applicable to the Northstar Advantage Trust, the Northstar Advantage Special Fund, the Northstar Advantage Strategic Income Fund, the Northstar Advantage Income Fund, the Northstar Advantage High Yield Fund, the Northstar Advantage Government Securities Fund, and the Northstar Advantage Growth Fund and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


                             /s/ John G. Turner
                          ----------------------------
                                 John G. Turner

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark L. Lipson, Agnes Mullady and Lisa Hurley, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N1-A applicable to the Northstar Advantage Trust, the Northstar Advantage Special Fund, the Northstar Advantage Strategic Income Fund, the Northstar Advantage Income Fund, the Northstar Advantage High Yield Fund, the Northstar Advantage Government Securities Fund, and the Northstar Advantage Growth Fund and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


                             /s/ Alan L. Gosule
                          ----------------------------
                                 Alan L. Gosule

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark L. Lipson, Agnes Mullady and Lisa Hurley, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N1-A applicable to the Northstar Advantage Trust, the Northstar Advantage Special Fund, the Northstar Advantage Strategic Income Fund, the Northstar Advantage Income Fund, the Northstar Advantage High Yield Fund, the Northstar Advantage Government Securities Fund, and the Northstar Advantage Growth Fund and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


                             /s/ Mark L. Lipson
                          ----------------------------
                                 Mark L. Lipson

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark L. Lipson, Agnes Mullady and Lisa Hurley, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N1-A applicable to the Northstar Advantage Trust, the Northstar Advantage Special Fund, the Northstar Advantage Strategic Income Fund, the Northstar Advantage Income Fund, the Northstar Advantage High Yield Fund, the Northstar Advantage Government Securities Fund, and the Northstar Advantage Growth Fund and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


                              /s/ John R. Smith
                          ----------------------------
                                  John R. Smith

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark L. Lipson, Agnes Mullady and Lisa Hurley, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N1-A applicable to the Northstar Advantage Trust, the Northstar Advantage Special Fund, the Northstar Advantage Strategic Income Fund, the Northstar Advantage Income Fund, the Northstar Advantage High Yield Fund, the Northstar Advantage Government Securities Fund, and the Northstar Advantage Growth Fund and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


                            /s/ David W. Wallace
                          ----------------------------
                                David W. Wallace

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark L. Lipson, Agnes Mullady and Lisa Hurley, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N1-A applicable to the Northstar Advantage Trust, the Northstar Advantage Special Fund, the Northstar Advantage Strategic Income Fund, the Northstar Advantage Income Fund, the Northstar Advantage High Yield Fund, the Northstar Advantage Government Securities Fund, and the Northstar Advantage Growth Fund and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


                             /s/ Robert B. Goode
                          ----------------------------
                                 Robert B. Goode

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark L. Lipson, Agnes Mullady and Lisa Hurley, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N1-A applicable to the Northstar Advantage Trust, the Northstar Advantage Special Fund, the Northstar Advantage Strategic Income Fund, the Northstar Advantage Income Fund, the Northstar Advantage High Yield Fund, the Northstar Advantage Government Securities Fund, and the Northstar Advantage Growth Fund and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


                             /s/ Paul S. Doherty
                          ----------------------------
                                 Paul S. Doherty

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Mark L. Lipson, Agnes Mullady and Lisa Hurley, and each of them her true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of her in her name, place, and stead, to sign any and all registration statements on Form N1-A applicable to the Northstar Advantage Trust, the Northstar Advantage Special Fund, the Northstar Advantage Strategic Income Fund, the Northstar Advantage Income Fund, the Northstar Advantage High Yield Fund, the Northstar Advantage Government Securities Fund, and the Northstar Advantage Growth Fund and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitutes, may lawfully do or cause to be done by virtue hereof.


                            /s/ Marjory Williams
                          ----------------------------
                                Marjory Williams